UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 26, 2009
Online Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4795 Meadow Wood Lane, Chantilly,	20151
Virginia

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	703-653-3100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
The attached exhibit is a transcript of Online Resources’ conference call discussing fourth quarter 2008 financial and operating results on approximately 5:00 pm ET, February 26, 2009. This transcript is edited for clarification and readability.
Item 9.01 Financial Statements and Exhibits.
Fourth Quarter and Full Year 2008 Earnings Transcript

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation
March 3, 2009	By:	Catherine A. Graham
		Name:	Catherine A. Graham
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Fourth Quarter and Full Year 2008 Earnings Transcript